Supplement dated June 1, 2026
to the following initial summary prospectus(es):
Nationwide Innovator Corporate VUL, BOA IV, Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination Freedom+ Variable Annuity, Nationwide Destination Future, JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix: Investment Options Available Under the Contract or Appendix: Underlying Mutual Funds Available Under the Policy, the value in the Current Expenses cell for the following underlying mutual fund(s) is deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*
ISP-1062